Prospectus Supplement

December 12, 2013

The Universal Institutional Funds, Inc.

Supplement dated December 12, 2013 to The Universal Institutional Funds, Inc. Prospectus dated April 30, 2013 of:

Small Company Growth Portfolio (the "Portfolio") (Class II)

The last sentence of the fourth paragraph under the section of the Prospectus entitled "Portfolio Summary—Small Company Growth Portfolio—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Portfolio's current investments may include privately placed and restricted securities. The Portfolio will not, however, make future investments in privately placed and restricted securities that are deemed to be illiquid at the time of purchase.

The last sentence of the fourth paragraph under the section of the Prospectus entitled "Details of the Portfolio—Small Company Growth Portfolio—Process" is hereby deleted and replaced with the following:

The Portfolio's current investments may include privately placed and restricted securities. The Portfolio will not, however, make future investments in privately placed and restricted securities that are deemed to be illiquid at the time of purchase.

Please retain this supplement for future reference.